UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 29, 2012

______________________

CAMAC ENERGY INC.
(Exact name of registrant as specified in its charter)

______________________

Delaware
(State or other jurisdiction of incorporation)

001-34525	30-0349798
(Commission File Number)	(IRS Employer Identification Number)

1330 Post Oak Blvd., Suite 2575, Houston, Texas - 77056
(Address of principal executive offices)

(713) 797-2940
(Registrant’s telephone number, including area code)

______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure.

On June 29, 2012, CAMAC Energy Inc. (the “Company”) issued a press release announcing that Allied Energy PLC, an affiliate of the Company’s largest shareholder, has closed the previously announced transaction to acquire the 40% working interest in Nigerian OMLs 120 and 121 from Nigerian Agip Exploration, a subsidiary of Eni SpA.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information furnished in this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference in such filing.  By furnishing this information in this Current Report on Form 8-K, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press Release dated June 29, 2012.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMAC Energy Inc.

Dated: June 29, 2012	By:	/s/ Nicolas J. Evanoff
Nicolas J. Evanoff
Senior Vice President, General Counsel & Secretary

EXHIBITS

Exhibit	Description
99.1	Press Release dated June 29, 2012.